UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2020

DIGITAL REALTY TRUST, INC.
DIGITAL REALTY TRUST, L.P.
(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415)
738-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series C Cumulative Redeemable Perpetual Preferred Stock	DLR Pr C	New York Stock Exchange
Series G Cumulative Redeemable Preferred Stock	DLR Pr G	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock	DLR Pr I	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐

Digital Realty Trust, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Digital Realty Trust, Inc.:
☐
Digital Realty Trust, L.P.:
☐

Item 8.01. Other Events.
On March 17, 2020, Digital Realty Trust, Inc. (the “Company”) and Digital Realty Trust, L.P. (the “Operating Partnership”) entered into an amendment (the “Amendment”) of their existing ATM Equity Sales Agreement (as amended, the “Sales Agreement”) with BofA Securities, Inc., Barclays Capital Inc., BTIG, LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC (collectively, the “agents”) and Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc. (in its capacity as an agent and affiliate of Citibank, N.A.), Credit Suisse International, Deutsche Bank AG, London Branch, Jefferies LLC, JPMorgan Chase Bank, National Association, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, The Bank of Nova Scotia, Royal Bank of Canada, and Wells Fargo Bank, National Association (collectively, the “forward purchasers”). Pursuant to the Sales Agreement, the Company may offer and sell shares of its common stock having an aggregate offering price of up to $1,000,000,000. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment filed as Exhibit 1.1 to this Current Report on Form
8-K
and incorporated herein by reference.
In connection with the Amendment, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement, dated March 17, 2020, to its shelf registration statement on Form
S-3
(Registration Nos.
333-
237232 and
333-
237232-01),
which was filed with the SEC and became effective on March 17, 2020, pursuant to Rule 424(b) under the Securities Act of 1933, as amended. An opinion of Venable LLP with respect to the validity of shares of the Company’s common stock that may be offered and sold pursuant to the prospectus supplement and the accompanying prospectus is filed herewith as Exhibit 5.1.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description

1.1
Amendment No. 1 to ATM Equity Sales Agreement, dated as of March 17, 2020, among Digital Realty Trust, Inc., Digital Realty Trust, L.P., and BofA Securities, Inc., Barclays Capital Inc., BTIG, LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC, and Wells Fargo Securities, LLC, as agents, and Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Suisse International, Deutsche Bank AG, London Branch, Jefferies LLC, JPMorgan Chase Bank, National Association, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, The Bank of Nova Scotia, Royal Bank of Canada, and Wells Fargo Bank, National Association, as forward purchasers.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: March 17, 2020

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Executive Vice President, General Counsel and Secretary